UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

_________________

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 6, 2012

TRANS-LUX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware                                                       1-2257                                                           13-1394750

  (State or other jurisdiction                 (Commission                                                  (I.R.S. Employer

          of incorporation)                                 File Number)                                                  Identification No.)

26 Pearl Street, Norwalk, CT  06850-1647

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (203) 853-4321

______________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03              Material Modification to Rights of Security Holders.

                              At the Annual Meeting of Stockholders of Trans-Lux Corporation held on March 6, 2012 the stockholders approved the Amended and Restated Certificate of Incorporation containing provisions which, among other things, (a) increased the authorized shares and reduced the par value of Common Stock to $0.001, (b) removed Class A Stock from authorized capital stock, (c) removed Class B Stock from authorized capital stock and (d) removed Article Twelfth regarding super-majority voting requirements.  The Corporation previously issued Series A Convertible Preferred Stock, par value $1.00 per share, having a stated value of $20.00 per share and convertible into fifty (50) shares of the Corporation’s Common Stock.  Upon filing of the approved Amended and Restated Certificate of Incorporation, the provision which increases the number of shares of authorized Common Stock operates to allow an adequate amount of shares of authorized Common Stock for issuance upon conversion of the Preferred Stock.  Upon such filing, the shares of Preferred Stock will be automatically converted into Common Stock.  Each share of Preferred Stock will convert into fifty (50) shares of Common Stock of the Corporation.

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

                (b)        On March 6, 2012, the Registrant accepted the letter of resignation of Ms. Angela D. Toppi, effective immediately, as a Director of the Registrant.  Ms. Toppi’s current term would have expired in 2012.  Her decision to resign was not due to any disagreement with the Registrant.  Ms. Toppi will continue to serve as Executive Vice President, Chief Financial Officer and Assistant Secretary of the Registrant.

                (e)         Trans-Lux Corporation has entered into a new employment agreement with the Chief Executive Officer and President, Jean-Marc Allain dated as of February 15, 2012.  The agreement has a term of three years and provides for compensation at the annual rate of $275,000 and includes a grant of warrants to purchase 2,000,000 shares of the Company’s Common Stock in accordance with the terms set forth therein.  Mr. Allain is entitled to receive an annual bonus in the event that the cash flow of the Corporation meet or exceeds $1,000,000.  A copy of the agreement is disclosed herewith pursuant to Item 9.01.

                              At the Annual Meeting of Stockholders of Trans-Lux Corporation held on March 6, 2012, the adoption of the 2012 Long-Term Incentive Plan was approved.

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year-.

                              The Board of Directors adopted the Amended and Restated By-laws of Trans-Lux Corporation at a meeting held on March 6, 2012.  A copy of the Amended and Restated By-laws is disclosed herewith pursuant to Item 9.01.

Item 5.07              Submission of Matters to a Vote of Security Holders.

                             The Annual Meeting of Stockholders of Trans-Lux Corporation was held on March 6, 2012 for the following purposes: (i) to amend and restate the Corporation’s Restated Certificate of Incorporation to, among other things, (a) increase authorized shares and reduce the par value of Common Stock, (b) remove Class A Stock from authorized capital stock, (c) remove Class B Stock from authorized capital stock and (d) remove Article Twelfth regarding super-majority voting requirements, (ii) to approve the adoption of the 2012 Long-Term Incentive Plan, (iii) to elect the directors of the Registrant, and (iv) to ratify the retention of the independent registered public accounting firm as set forth below.

                             The recommendation to approve the amendment and restatement of the Corporation’s Restated Certificate of Incorporation to increase authorized shares and reduce the par value of Common Stock was approved as follows, by a vote of 67.63% of all shares voting, including 1,779,409 votes attributed to the holders of the Common Stock:

	For	Against	Abstain
Totals	17,254,409	12,363	2,311

                             The recommendation to approve the amendment and restatement of the Corporation’s Restated Certificate of Incorporation to remove Class A Stock from authorized capital stock was approved as follows, by a vote of 67.64% of all shares voting:

	For	Against	Abstain
Totals	17,257,459	9,789	1,835

                             The recommendation to approve the amendment and restatement of the Corporation’s Restated Certificate of Incorporation to remove Class B Stock from authorized capital stock was approved as follows, by a vote of 67.64% of all shares voting:

	For	Against	Abstain
Totals	17,257,474	9,798	1,811

                            The recommendation to approve the amendment and restatement of the Corporation’s Restated Certificate of Incorporation remove Article Twelfth regarding super-majority voting requirements was approved as follows, by a vote of 67.63% of all shares voting:

	For	Against	Abstain
Totals	17,252,559	14,713	1,811

                             The recommendation to approve the adoption of the 2012 Long-Term Incentive Plan approved as follows, by a vote of 66.61% of all shares voting:

	For	Against	Abstain
Totals	16,992,474	78,735	197,874

                             All of the nominees for directors for a three-year term as listed in the proxy statement were elected as follows, by a vote of 67.63% of all shares voting:

	For	Withheld
Class A Directors:
Jean-Marc Allain	17,253,475	15,608
George W. Schiele	17,253,475	15,608

                             All of the nominees for directors for a two-year term as listed in the proxy statement were elected as follows, by a vote of 67.63% of all shares voting:

	For	Withheld
Class B Directors:
Jean Firstenberg	17,253,934	15,149
Richard Nummi	17,252,864	16,219
Elliot Sloyer	17,252,823	16,260

                             The following director is continuing his term as a director:

                             Salvatore Zizza – Term expires upon election of successor at 2012 Annual Meeting of Stockholders.

                             The recommendation to ratify the retention of BDO USA, LLP as the independent registered public accounting firm for the Corporation was approved as follows, by a vote of 99.64% of all shares voting:

	For	Against	Abstain
Totals	17,907,281	60,642	3,600

Item 9.01              Financial Statements and Exhibits.

                (d)         Exhibits.

                              3.1          Form of Amended and Restated Certificate of Incorporation of the Registrant, filed herewith.

                              3.2          Amended and Restated Bylaws of Trans-Lux Corporation, filed herewith.

                             10.1        2010 Long-Term Incentive Plan, filed herewith.

                              10.2        Employment Agreement with Jean-Marc Allain dated February 15, 2012, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

                   TRANS-LUX CORPORATION

                                                   by:   /s/ Angela D. Toppi

    Angela D. Toppi

                 Executive Vice President

                    and Chief Financial Officer

                                                      by:   /s/ Todd Dupee

   Todd Dupee

                                 Vice President and Controller

Dated:  March 9, 2012